                                                              File Nos. 2-56805
                                                                       811-2650
================================================================================
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-1A
                            REGISTRATION STATEMENT
                                     UNDER

                       THE SECURITIES ACT OF 1933                          [X]

                       Pre-Effective Amendment No.                         [ ]
                     Post-Effective Amendment No. 42                       [X]

                         REGISTRATION STATEMENT
                                  UNDER
                   THE INVESTMENT COMPANY ACT OF 1940                      [X]
                            Amendment No. 34                               [X]


                               -----------------

                      SELIGMAN CASH MANAGEMENT FUND, INC.
              (Exact name of registrant as specified in charter)

                               -----------------

                   100 PARK AVENUE, NEW YORK, NEW YORK 10017
                   (Address of principal executive offices)

                Registrant's Telephone Number: 212-850-1864 or
                            Toll Free: 800-221-2450

                               -----------------

                         LAWRENCE P. VOGEL, Treasurer
                                100 Park Avenue
                           New York, New York 10017
                    (Name and address of agent for service)

                               -----------------

   It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b)

         [X] on May 1, 2006 pursuant to paragraph (b)

         [ ] 60 days after filing pursuant to paragraph (a)(1)

         [ ] on (date) pursuant to paragraph (a)(1)

         [ ] 75 days after filing pursuant to paragraph (a)(2)

         [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

   If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                                                                     PROSPECTUS

                                                                    May 1, 2006

Seligman
Cash Management Fund, Inc.
          A Money Market Mutual Fund Seeking to Preserve Capital and to Maximize Liquidity and Current Income
The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.


TXCM1 5/2006

                                  managed by
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents



     THE FUND

           Investment Objectives........................................................  1

           Principal Investment Strategies..............................................  1

           Principal Risks..............................................................  1

           Portfolio Holdings...........................................................  2

           Past Performance.............................................................  2

           Fees and Expenses............................................................  4

           Management...................................................................  5

     SHAREHOLDER INFORMATION

           Deciding Which Class of Shares to Buy........................................  9

           Pricing of Fund Shares....................................................... 13

           Opening Your Account......................................................... 13

           How to Buy Additional Shares................................................. 14

           How to Exchange Shares Among the Seligman Mutual Funds....................... 15

           How to Sell Shares........................................................... 15

           Important Policies That May Affect Your Account.............................. 16

           Frequent Trading of Fund Shares.............................................. 18

           Dividend Distributions....................................................... 18

           Taxes........................................................................ 19

           The Seligman Mutual Funds.................................................... 20

     FINANCIAL HIGHLIGHTS............................................................... 22

     HOW TO CONTACT US.................................................................. 25

     FOR MORE INFORMATION..................................................................back cover.......

The Fund

Investment Objectives

The Fund's investment objectives are to preserve capital and to maximize liquidity and current income.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper, short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Fund will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.


In seeking to maintain a constant net asset value of $1.00, the Fund will limit its investments to securities that, in accordance with guidelines approved by the Fund's Board of Directors, present minimal credit risk. Accordingly, the Fund will only purchase US government securities, or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P")), or if not so rated, determined to be of comparable quality.


Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund's Board of Directors. The investment manager continuously monitors the quality of the Fund's investments. If the quality of an investment declines, the Fund may, in certain limited circumstances, continue to hold it.


Currently, the Fund invests only in US government securities and in securities that are rated in the top category by Moody's and S&P. However, the Fund is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.


The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objectives.

Principal Risks

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yield and total return of the Fund will fluctuate with fluctuations in the yields of the securities held by the Fund. In periods of declining interest rates, the yields of the securities held by the Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yields of securities held by the Fund will tend to be lower than market rates. Additionally, when interest rates are falling, the inflow of new money to the Fund from sales of its shares will likely be invested in securities producing lower yields than the balance of the Fund's assets, reducing the current yield of the Fund. In periods of rising interest rates, the opposite may be true.

Repurchase agreements in which the Fund may invest could involve certain risks in the event of default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Investments in foreign banks and foreign branches of US banks involve certain risks not generally associated with investments in US banks. While US banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, these requirements and regulations may not apply to foreign banks or foreign branches of US banks. Investments in foreign banks or foreign branches may also be subject to other risks, including political or economic developments, the seizure or nationalization of foreign deposits and the establishments of exchange controls or other restrictions.


Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.


Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance


The performance information in the bar chart on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year.


The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.


The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. The Fund's average annual total returns presented in the table below the bar chart reflect the effect of any applicable sales charges. Class A shares are not sold with a sales charge. Both the bar chart and the table assume that all dividends were reinvested. From January 25, 1999 through August 17, 2001, the investment manager, at its discretion, agreed to waive a portion of its management fee equal to an annual rate of 0.10%. Between November 12, 2002 (April 30, 2003 in the case of Class R shares) and July 10, 2003, the investment manager voluntarily reimbursed portions of the class-specific expenses of Class B, C, D and R shares in order for those Classes to declare dividends equal to an annual rate of 0.05%. Effective July 10, 2003, the reimbursement was changed to allow a minimum annual dividend rate of 0.05% for Class A shares and 0.01% for Class B, C, D and R shares. Effective July 15, 2004, the reimbursement was changed to allow a minimum annual dividend rate of 0.09% for Class B, C, D and R shares. From December 1, 2004 to February 15, 2005, the annual minimum annual dividend rate was raised to 0.20% with respect to all classes of shares. Absent such reimbursements, returns presented in the bar chart and table would have been lower. As of February 16, 2005, the investment manager is no longer reimbursing the Fund's expenses, and as such, there currently is no minimum annual dividend rate.

CLASS A ANNUAL TOTAL RETURNS

                                    [CHART]

 1996    1997   1998    1999   2000    2001     2002    2003    2004    2005
 ----    ----    ----   ----    ----   ----    -----   ------  ------  ------
 4.71%   4.80%  4.59%   4.30%  5.65%   3.21%    0.74%   0.19%   0.43%   2.20%



              Best quarter return: 1.48% - quarter ended 9/30/00.

             Worst quarter return: 0.01% - quarter ended 12/31/03.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                        CLASS B   CLASS C   CLASS R
                                         SINCE     SINCE     SINCE
                     ONE   FIVE   TEN  INCEPTION INCEPTION INCEPTION
                     YEAR  YEARS YEARS  4/22/96   5/27/99   4/30/03
            --------------------------------------------------------
            CLASS A  2.20% 1.35% 3.06%    n/a       n/a       n/a
            --------------------------------------------------------
            CLASS B (3.89) 0.31   n/a    2.32%      n/a       n/a
            --------------------------------------------------------
            CLASS C (0.43) 0.62   n/a     n/a      1.52%      n/a
            --------------------------------------------------------
            CLASS D  0.11  0.70  2.23     n/a       n/a       n/a
            --------------------------------------------------------
            CLASS R  0.94   n/a   n/a     n/a       n/a      0.82%
            --------------------------------------------------------



   The Fund's Class A shares' 7-day yield as of December 31, 2005 was 3.45%.


    To obtain the Fund's current 7-day yield, you may call (800) 622-4597.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)                CLASS A  CLASS B CLASS C CLASS D CLASS R
------------------------------------------------------------------------------------------------------------------
Total Maximum Sales Charge (Load)                                          none        5%      1%      1%      1%
------------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)    none/(1)/  none    none    none    none
------------------------------------------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of
 original purchase price or current net asset value, whichever is less)  none/(1)/     5%      1%      1%      1%
------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------------------
(as a percentage of average net assets)
------------------------------------------------------------------------------------------------------------------
Management Fees                                                              0.41%  0.41%   0.41%   0.41%   0.41%
------------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                       --%  1.00%   0.58%   1.00%   0.25%
------------------------------------------------------------------------------------------------------------------
Other Expenses                                                               0.45%  0.45%   0.45%   0.45%   0.45%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                         0.86%  1.86%   1.44%   1.86%   1.11%
------------------------------------------------------------------------------------------------------------------

-------------
(1)If your Class A shares were acquired by an exchange of shares from another Seligman mutual fund on which you did not pay an initial sales charge due to the size of your purchase, your shares will be subject to a 1% CDSC if sold within 18 months of when you originally purchased the shares of the other fund.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $ 88         $274         $  477         $1,061
                    ---------------------------------------------------------------------
                    Class B         689          885          1,206          1,918+
                    ---------------------------------------------------------------------
                    Class C         246          456            787          1,724
                    ---------------------------------------------------------------------
                    Class D         289          585          1,006          2,180
                    ---------------------------------------------------------------------
                    Class R         213          353            612          1,352
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:

                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $ 88         $274         $  477         $1,061
                    ---------------------------------------------------------------------
                    Class B         189          585          1,006          1,918+
                    ---------------------------------------------------------------------
                    Class C         147          456            787          1,724
                    ---------------------------------------------------------------------
                    Class D         189          585          1,006          2,180
                    ---------------------------------------------------------------------
                    Class R         113          353            612          1,352
                    ---------------------------------------------------------------------

-------------
+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.


MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12B-1 FEES:
Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $11.8 billion in assets as of March 31, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2006 of approximately $8.4 billion.

The Fund pays Seligman a fee for its management services. The fee rate equals a percentage of the daily net assets of the Fund. The rate is calculated on a sliding scale of 0.45% to 0.375% based on the average daily net assets of all US registered investment companies managed by Seligman. For the year ended December 31, 2005, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.41% of the Fund's average daily net assets. From time to time, Seligman has agreed to reimburse a portion of the class-specific expenses of certain share classes in order for those classes to declare dividends equal to selected minimum annual rates. For the period January 1 to February 15, 2005, the minimum annual dividend rate was 0.20%. As a result, for the year ended December 31, 2005, Seligman reimbursed $875 for Classes B and D. As of February 16, 2005, Seligman is no longer reimbursing the Fund's expenses, and as such, there currently is no minimum annual dividend rate.

A discussion regarding the basis for the Fund's Board of Directors' approval of the investment management agreement between the Fund and Seligman is available in the Fund's annual report, dated December 31.




AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:

The Fund's distributor; responsible for accepting orders for purchases and sales of Fund shares.


Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."
Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?


A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy


Each of the Fund's Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. You may purchase Class B, Class C or Class D shares of the Fund only by exchanging shares of the same class of another Seligman mutual fund or through your broker or financial advisor to facilitate periodic investments in the same class of shares of other Seligman mutual funds. When deciding which Class of shares to purchase, you should consider, among other things:


..  If you would like to participate in a periodic investment program.

.. How long you plan to remain invested in the Fund, or another Seligman mutual fund.

.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares of the Fund.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------

.. No initial sales charge on purchases. You will be subject to an initial sales charge when you exchange Class A shares of the Fund for Class A shares of another Seligman mutual fund.

.. Annual 12b-1 fee (for shareholder services) of up to 0.25%. No 12b-1 fee is currently being paid by the Class A shares; such fee will not be paid unless approved by the Board on Directors.


.. A 1% CDSC (i.e., a contingent deferred sales charge) when you sell Class A shares that were acquired by exchange of Class A shares of another Seligman mutual fund purchased within the past 18 months at net asset value due to the size of the purchase.


INFORMATION REGARDING REDUCED SALES CHARGES FOR CLASS A SHARES

Since Class A shares of the Fund are offered to investors at net asset value, only Class A shares of the Fund owned as a result of an exchange of Class A shares from another Seligman mutual fund on which an initial sales charge was paid will be included for purposes of determining a shareholder's eligibility for a reduced sales charge on additional investments in Class A shares of the Seligman mutual funds sold with an initial sales charge. For more information, please consult the Prospectuses and Statements of Additional Information for such other Seligman mutual funds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the reduced sales charges to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

A contingent deferred sales charge (or CDSC) of 1% will also be imposed on the redemption of Class A shares acquired by exchange which were originally purchased at net asset value due to the size of the purchase, if such Class A shares are redeemed within eighteen months of the original purchase date.

In connection with the purchase of Class A shares of other Seligman mutual funds by a "single person" (as defined in the Prospectus for such other funds), investors may be eligible for Breakpoint Discounts, as provided in the Prospectuses for such other funds.

For more information regarding reduced sales charges, please consult the Fund's Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.


CLASS B
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A declining CDSC on shares sold within 6 years of purchase:

                   YEARS SINCE PURCHASE                  CDSC
                   ------------------------------------------
                   Less than 1 year                       5%
                   ------------------------------------------
                   1 year or more but less than 2 years   4
                   ------------------------------------------
                   2 years or more but less than 3 years  3
                   ------------------------------------------
                   3 years or more but less than 4 years  3
                   ------------------------------------------
                   4 years or more but less than 5 years  2
                   ------------------------------------------
                   5 years or more but less than 6 years  1
                   ------------------------------------------
                   6 years or more                        0
                   ------------------------------------------

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.

..  No CDSC when you sell shares purchased with reinvested dividends.

CLASS C
--------------------------------------------------------------------------------

.. No initial sales charge on purchases. You will be subject to an initial sales charge when you exchange Class C shares of the Fund for Class C shares of another Seligman mutual fund.

.. No CDSC on shares purchased through your broker or financial advisor. You will be subject to a 1% CDSC when you sell Class C shares of the Fund that you acquired by exchange of Class C shares of another Seligman mutual fund if the sale occurs within 18 months of your original purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of up to 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No sales charge on reinvested dividends.

..  No CDSC when you sell shares purchased with reinvested dividends.

Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. If you are considering purchasing Class B shares in an amount greater than $50,000 initially or over time (e.g., over thirteen months), you should consider whether you would be better off purchasing Class A or Class C shares, including pursuant to a Class A or Class C letter of intent. Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Your purchase of Class C shares of any Seligman mutual fund must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares of such fund.

When purchasing shares of other Seligman mutual funds through certain financial intermediaries listed in the Fund's Statement of Additional Information, investors may also buy Class C shares of such other Seligman mutual funds without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.


In addition, in connection with the purchase of Class C shares of other Seligman mutual funds by a "single person" (as defined in the Prospectus for such other funds), investors may be eligible for Breakpoint Discounts, as provided in the Prospectuses for such other funds. Amounts invested in Class A shares and Class C shares will not be aggregated for the purpose of determining eligibility for a Breakpoint Discount.


CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends.
-------------
 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

CLASS R**
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.


..  Annual 12b-1 fee (for distribution and shareholder services) of up to 0.50%.
   Currently, Class R shares are paying an annual 12b-1 fee of 0.25%. Such fee will not be increased to 0.50% unless such increase is approved by the Fund's Board of Directors.


.. A 1% CDSC on shares sold within one year of the plan's initial purchase of Class R shares of the Fund.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------

**Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund's Statement of Additional Information.


The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class of the Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.


Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.


You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans and 401(k) plans; in connection with shares sold to current and retired Directors of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. For more information, please consult the Fund's Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

The Fund seeks to maintain a constant NAV of $1.00 per share. In an effort to maintain a stable net asset value, the Fund uses the amortized cost method of valuing its securities. For more information regarding this method of valuation, please consult the Fund's Statement of Additional Information.

Opening Your Account

The Fund's shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D and--Class R."


To make your initial investment in the Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the Seligman Group of Funds directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.


The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.


  YOU MAY BUY SHARES OF THE FUND FOR ALL TYPES OF TAX-DEFERRED RETIREMENT PLANS. CONTACT RETIREMENT PLAN SERVICES AT THE ADDRESS OR PHONE NUMBER LISTED ON THE INSIDE BACK COVER OF THIS PROSPECTUS FOR INFORMATION AND TO RECEIVE THE PROPER FORMS.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and any other Seligman funds you may own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.
P.O. Box 9759
Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.


If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.


How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check(R), you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check(R) investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in the Fund, you may exchange uncertificated shares of the Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares of the Fund and you never paid an initial sales charge on the shares, you may pay an initial sales charge at the time of the exchange.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds


You may sell this Fund's shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund's shares. Exchanges will be made at each fund's respective NAV. An initial sales charge will be imposed when you exchange Class A or Class C shares of the Fund for the same Class of shares of another Seligman mutual fund. You may be entitled to a reduced sales charge on such exchanges in certain circumstances. You should consult the Prospectus for the Seligman mutual fund into which you are considering exchanging and/or contact an authorized dealer or your financial advisor for more information. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.


If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

How to Sell Shares


The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."


When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

If you elect the Expedited Redemption Service on your account application, you may sell Fund shares by phone or written request without a signature guarantee and have the proceeds wired to your designated bank account. If the proceeds are less than $1,000 (or at your option, for any amount), a check will be mailed to your address of record.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

..  A signed, written redemption request;
..  Telephone confirmation; and
..  A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

  MEDALLION SIGNATURE GUARANTEE:


  Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.


You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

Contact your authorized dealer, your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you initially bought $1,000,000 or more of Class A shares of another Seligman mutual fund without an initial sales charge and exchanged into Class A shares of the Fund, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of the original purchase. If you own Class B shares or Class C shares acquired by exchange, or Class D or Class R shares and reinvest your dividend distributions, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

Check Redemption Service. If you have $2,000 in the Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application, or, thereafter, contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, or if you own Class B, C or D shares, check redemptions may be subject to a CDSC.


Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund's net assets;

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;

.. Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing your account;


.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); or


.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:


.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited in your bank account);

..  Exchange shares between Seligman mutual funds;


..  Change dividend distribution options;


..  Change your address; or


..  Establish systematic withdrawals to address of record.


If you do not elect telephone services on your account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).


Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;


..  IRAs may only exchange Fund shares or request address changes by phone; and


.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege


If you sell Fund shares and pay a CDSC, you may elect, within 120 calendar days, to use all or a part of the proceeds to buy shares of another Seligman mutual fund (reinstate your investment) and receive a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

In addition, if you sell Class A or Class C shares of the Fund that were owned as a result of an exchange of shares from another Seligman mutual fund on which an initial sales charge was paid, you will be eligible to use part or all of the proceeds to buy shares of another Seligman mutual fund without paying the initial sales charge or paying only a portion thereof, as applicable.


Frequent Trading of Fund Shares


As a matter of policy, the Fund discourages frequent trading of its shares. However, since money-market funds are often used by investors as short-term investments or in a manner similar to a checking account, the Fund has not adopted policies and procedures that restrict the number of exchanges into and out of (or purchases and sales from) the Fund. Seligman also believes that money-market funds such as the Fund are not typically targets of abusive trading practices as these types of funds generally seek to maintain a constant net asset value (in the case of the Fund, $1.00 per share). Notwithstanding the forgoing, the Fund, Seligman Advisors, Inc., (the Fund's distributor) or SDC (the Funds' shareholder service agent) (referred to collectively below as the "Seligman Parties") may under certain circumstances refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in inappropriate frequent trading of shares of funds in the Seligman Group. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern of frequent trading of shares of other Seligman mutual funds in excess of the guidelines set forth in the prospectuses of such other Seligman funds. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in frequent trading activity.


Frequent trading in the Fund's shares could result in the Fund engaging in additional portfolio transactions. Increased portfolio transactions could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance.

Dividend Distributions

The Fund declares as a dividend substantially all of its net investment income each day that the New York Stock Exchange is open for business.

  DIVIDEND:

  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  EX-DIVIDEND DATE:

  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.

You may elect to:

(1)reinvest dividends in shares; or

(2)receive dividends in cash.

Your dividends will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.


If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend.

Dividends that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.


Dividend distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees.

Taxes

The tax treatment of dividend distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.


Seligman Emerging Markets Fund
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.


LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund
Seeks long-term capital appreciation.

Seligman International Growth Fund
Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund
Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------


Seligman High-Yield Fund
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.


Seligman Investment Grade Fixed Income Fund
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.


MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

         California           Louisiana            New Jersey
         . High-Yield         Maryland             New York
         . Quality            Massachusetts        North Carolina
         Colorado             Michigan             Ohio
         Florida              Minnesota            Oregon
         Georgia              Missouri             Pennsylvania
                                                   South Carolina

* A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities and cash and cash equivalents than Seligman Time Horizon 10 Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers three asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2025
Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015
Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core
Seeks capital appreciation and preservation of capital with current income.

Financial Highlights


The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years or from inception, if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions, if any. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.



CLASS A
----------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------
                                                          2005     2004     2003     2002     2001
----------------------------------------------------------------------------------------------------
PER SHARE DATA:
----------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.022    0.004    0.002    0.007    0.032
----------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                   (0.022)  (0.004)  (0.002)  (0.007)  (0.032)
----------------------------------------------------------------------------------------------------
Net asset value, end of year                             $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
----------------------------------------------------------------------------------------------------
TOTAL RETURN                                               2.20%    0.43%    0.19%    0.74%    3.21%
----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                  $132,506 $143,464 $155,944 $220,977 $270,509
----------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    0.86%    0.84%    0.85%    0.89%    0.68%
----------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       2.15%    0.40%    0.19%    0.74%    3.16%
----------------------------------------------------------------------------------------------------
Without management fee waiver:**
----------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                           0.85%    0.86%             0.74%
----------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets              0.39%    0.18%             3.10%
----------------------------------------------------------------------------------------------------

-------------
See footnotes on page 24.

CLASS B
---------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------
                                                                2005    2004      2003     2002    2001
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $ 1.000 $ 1.000     $1.000 $ 1.000 $ 1.000
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.011   0.001 --O(slash)   0.001   0.022
---------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                         (0.011) (0.001) --O(slash) (0.001) (0.022)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $ 1.000 $ 1.000     $1.000 $ 1.000 $ 1.000
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     1.11%   0.07%      0.03%   0.09%   2.20%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                         $12,961 $21,214    $33,026 $53,779 $49,656
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                          1.85%   1.18%      1.02%   1.54%   1.66%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             1.16%   0.07%      0.03%   0.09%   2.18%
---------------------------------------------------------------------------------------------------------
Without management fee waiver and expense reimbursement:**
---------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                        1.86%   1.85%      1.86%   1.89%   1.74%
---------------------------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to average net assets    1.15% (0.60)%    (0.81)% (0.26)%   2.10%
---------------------------------------------------------------------------------------------------------



CLASS C
---------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------
                                                                2005    2004      2003     2002    2001
---------------------------------------------------------------------------------------------------------
PER SHARE DATA:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                             $ 1.000 $ 1.000     $1.000 $ 1.000 $ 1.000
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.016   0.001 --O(slash)   0.001   0.023
---------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                         (0.016) (0.001) --O(slash) (0.001) (0.023)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                                   $ 1.000 $ 1.000     $1.000 $ 1.000 $ 1.000
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                     1.56%   0.09%      0.03%   0.09%   2.36%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                          $4,248  $4,693     $7,238 $11,531  $9,204
---------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                          1.44%   1.16%      1.02%   1.51%   1.51%
---------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets             1.56%   0.09%      0.03%   0.09%   2.33%
---------------------------------------------------------------------------------------------------------
Without management fee waiver and expense reimbursement:**
---------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                                1.57%      1.67%   1.75%   1.59%
---------------------------------------------------------------------------------------------------------
  Ratio of net investment income (loss) to average net assets          (0.32)%    (0.62)% (0.15)%   2.25%
---------------------------------------------------------------------------------------------------------

-------------
See footnotes on page 24.

CLASS D                                                                                              CLASS R
-----------------------------------------------------------------------------------------  --------------------------
                                                                                             YEAR ENDED      4/30/03*
                                                        YEAR ENDED DECEMBER 31,             DECEMBER 31,       TO
                                              -------------------------------------------- ---------------  12/31/03
                                               2005    2004       2003      2002    2001    2005    2004   ----------
-----------------------------------------------------------------------------------------------------------
PER SHARE DATA:
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 1.000 $ 1.000       $1.000 $ 1.000 $ 1.000 $ 1.000 $ 1.000     $1.000
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                          0.011   0.001   --O(slash)   0.001   0.022   0.019   0.002 --O(slash)
----------------------------------------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income         (0.011) (0.001) --O(slash)// (0.001) (0.022) (0.019) (0.002) --O(slash)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 1.000 $ 1.000       $1.000 $ 1.000 $ 1.000 $ 1.000 $ 1.000     $1.000
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    1.11%   0.07%        0.03%   0.09%   2.20%   1.94%   0.24%      0.02%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)      $12,756 $13,574      $18,742 $68,127 $22,217    $499      $2         $2
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         1.85%   1.18%        1.02%   1.54%   1.66%   1.11%   1.01%      0.98%+
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average
 net assets                                     1.16%   0.07%        0.03%   0.09%   2.18%   1.90%   0.24%      0.02%+
----------------------------------------------------------------------------------------------------------------------
Without management fee waiver and expense
 reimbursement:**
----------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to average net assets        1.86%   1.85%        1.86%   1.89%   1.74%           1.10%      1.31%+
----------------------------------------------------------------------------------------------------------------------
 Ratio of net investment income (loss) to
   average net assets                           1.15% (0.60)%      (0.81)% (0.26)%   2.10%           0.15%    (0.35)%+
----------------------------------------------------------------------------------------------------------------------

-------------

 *Commencement of offering of shares.
**Seligman, at its discretion, waived a portion of its fees or reimbursed certain expenses. Absent such reimbursements or waivers, returns would have been lower.

 O(slash)Less than + or - $0.001.
 +Annualized.

How to Contact Us


THE FUND............................. Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT.............. Write: Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 445-1777

  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTIONS, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017

For More Information


The below information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.



Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.


Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.


The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.


SEC File Number:  811 - 2650

                                    [GRAPHIC]
Go paperless -
sign up for E-Delivery
at www.seligman.com

                                                                     PROSPECTUS

                                                                    May 1, 2006

                                                                 Class I Shares
Seligman
Cash Management Fund, Inc.
          A Money Market Mutual Fund Seeking to Preserve Capital and to Maximize Liquidity and Current Income

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.


TXCM1 5/2006 CI

                                  managed by
[LOGO] JWS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents



     THE FUND

           Investment Objectives.......................................  1

           Principal Investment Strategies.............................  1

           Principal Risks.............................................  1

           Portfolio Holdings..........................................  2

           Past Performance............................................  3

           Fees and Expenses...........................................  4

           Management..................................................  5

     SHAREHOLDER INFORMATION

           Pricing of Fund Shares......................................  9

           How to Buy Fund Shares......................................  9

           How to Exchange Shares Among the Seligman Mutual Funds...... 10

           How to Sell Shares.......................................... 10

           Important Policies That May Affect Your Account............. 10

           Frequent Trading of Fund Shares............................. 10

           Dividend Distributions...................................... 11

           Taxes....................................................... 11

           The Seligman Mutual Funds................................... 12

     FINANCIAL HIGHLIGHTS.............................................. 14

     HOW TO CONTACT US................................................. 15

     FOR MORE INFORMATION................................ back cover.......

The Fund

Investment Objectives

The Fund's investment objectives are to preserve capital and to maximize liquidity and current income.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objectives:

The Fund invests in US dollar-denominated high-quality money market instruments. Such instruments include obligations of the US Treasury, its agencies or instrumentalities, obligations of domestic and foreign banks (such as certificates of deposit and fixed time deposits), commercial paper, short-term corporate debt securities, and repurchase agreements with respect to these types of instruments.

The Fund will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a US dollar-weighted average portfolio maturity of 90 days or less.


In seeking to maintain a constant net asset value of $1.00, the Fund will limit its investments to securities that, in accordance with guidelines approved by the Fund's Board of Directors, present minimal credit risk. Accordingly, the Fund will only purchase US government securities, or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P")), or if not so rated, determined to be of comparable quality.


Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund's Board of Directors. The investment manager continuously monitors the quality of the Fund's investments. If the quality of an investment declines, the Fund may, in certain limited circumstances, continue to hold it.


Currently, the Fund invests only in US government securities and in securities that are rated in the top category by Moody's and S&P. However, the Fund is permitted to invest up to 5% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than the greater of 1% of its total assets or $1,000,000 in any one security in the second rating category.


The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.

There is no guarantee that the Fund will achieve its objectives.

Principal Risks

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Yield and total return of the Fund will fluctuate with fluctuations in the yields of the securities held by the Fund. In periods of declining interest rates, the yields of the securities held by the Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yields of securities held by the Fund will tend to be lower than market rates. Additionally, when interest rates are falling, the inflow of new money to the Fund from sales of its shares will likely be invested in securities producing lower yields than the balance of the Fund's assets, reducing the current yield of the Fund. In periods of rising interest rates, the opposite may be true.

Repurchase agreements in which the Fund may invest could involve certain risks in the event of default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Investments in foreign banks and foreign branches of US banks involve certain risks not generally associated with investments in US banks. While US banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, these requirements and regulations may not apply to foreign banks or foreign branches of US banks. Investments in foreign banks or foreign branches may also be subject to other risks, including political or economic developments, the seizure or nationalization of foreign deposits and the establishments of exchange controls or other restrictions.


Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.


Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

Past Performance


The following performance information provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year.


It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and the table below the bar chart assume that all dividends were reinvested. Class I shares are not subject to any sales charges. For certain periods presented, the investment manager reimbursed certain expenses of the Fund. Absent such reimbursement, returns would have been lower. As of the date of this Prospectus, the investment manager is no longer reimbursing the Fund's expenses.


CLASS I ANNUAL TOTAL RETURNS


          [CHART]


  2002     2003      2004     2005
 ------   ------    ------   ------
  1.00%    0.39%     0.69%   2.48%



             Best quarter return: 0.87% - quarter ended 12/31/05.


             Worst quarter return: 0.07% - quarter ended 9/30/03.


AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/05



                                            SINCE
                                    ONE   INCEPTION
                                    YEAR  11/30/01
                            -----------------------
                            CLASS I 2.48%   1.14%
                            -----------------------



   The Fund's Class I shares' 7-day yield as of December 31, 2005 was 3.61%.


    To obtain the Fund's current 7-day yield, you may call (800) 622-4597.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
----------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                     none
----------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions        none
----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
----------------------------------------------------------------------------------
(as a percentage of average net assets)
----------------------------------------------------------------------------------
Management Fees                                                              0.41%
----------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                     none
----------------------------------------------------------------------------------
Other Expenses                                                               0.17%
----------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                         0.58%
----------------------------------------------------------------------------------

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 YEAR 3 YEARS 5 YEARS 10 YEARS
                    ---------------------------------------
                    Class I  $59    $186    $324     $726
                    ---------------------------------------



MANAGEMENT FEES:
Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

OTHER EXPENSES:
Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.


J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $11.8 billion in assets as of March 31, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2006 of approximately $8.4 billion.

The Fund pays Seligman a management fee for its services. The management fee rate equals a percentage of the daily net assets of the Fund. The rate is calculated on a sliding scale of 0.45% to 0.375% based on the average daily net assets of all US registered investment companies managed by Seligman. For the year ended December 31, 2005, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.41% of the Fund's average daily net assets. From time to time, Seligman has agreed to reimburse a portion of the class-specific expenses of certain share classes in order for those classes to declare dividends equal to selected minimum annual rates. For the period January 1 to February 15, 2005, the minimum annual dividend rate was 0.20%. As of February 16, 2005, Seligman is no longer reimbursing the Fund's expenses, and as such, there currently is no minimum annual dividend rate.

A discussion regarding the basis for the Fund's Board of Directors' approval of the investment management agreement between the Fund and Seligman is available in the Fund's annual report, dated December 31.



AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:

The Fund's distributor; responsible for accepting orders for purchases and sales of Fund shares.


Seligman Services, Inc.:
A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):
The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS


In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.


For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?


A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.


Q2.DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
   SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?


A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.


Q4.WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E., AFTER
   4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?


A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.


Q6.HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?


A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.


Q7.DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?


A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.


Q9.IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
   MARKET TIMING OR LATE TRADING?


A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

   Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

   At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

   Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

   Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.


Q10.DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11.HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
    OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

The Fund offers six Classes of shares. Only Class I shares are offered by this Prospectus. The Fund's Board of Directors believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund's Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

  NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. The Fund seeks to maintain a constant NAV of $1.00 per share. In an effort to maintain a stable net asset value, the Fund uses the amortized cost method of valuing its securities. For more information regarding this method of valuation, please consult the Fund's Statement of Additional Information.

How to Buy Fund Shares


Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC,
(iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I Shares of that Seligman fund and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established with SDC.


How to Exchange Shares Among the Seligman Mutual Funds


You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisers by 4:00 p.m. Eastern time to receive that day's NAV.


How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees and expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;


.. Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);


.. Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or

.. Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of its shares. However, since money-market funds are often used by investors as short-term investments or in a manner similar to a checking account, the Fund has not adopted policies and procedures that restrict the number of exchanges into and out of (or purchases and sales from) the Fund. Seligman also believes that money-market funds such as the Fund are not typically targets of abusive trading practices as these types of funds generally seek to maintain a constant net asset value (in the case of the Fund,

$1.00 per share). Notwithstanding the forgoing, the Fund, Seligman Advisors, Inc. (the Fund's distributor) or SDC (the Funds' shareholder service agent) (referred to collectively below as the "Seligman Parties") may under certain circumstances refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in inappropriate frequent trading of shares of funds in the Seligman Group. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern of frequent trading of shares of other Seligman funds in excess of the guidelines set forth in the prospectuses of such other Seligman funds. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in frequent trading activity.


Frequent trading in the Fund's shares could result in the Fund engaging in additional portfolio transactions. Increased portfolio transactions could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance.

Dividend Distributions

The Fund declares as a dividend substantially all of its net investment income each day that the New York Stock Exchange is open for business.

  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.


Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)reinvest dividends in shares; or
(2)receive dividends in cash.


If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend.

Dividend distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.


Dividend distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Taxes

The tax treatment of dividend distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

SPECIALTY
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+

Seeks capital appreciation by investing in companies operating of the communications, information and related industries.


Seligman Emerging Markets Fund+
Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund
Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

SMALL COMPANY
--------------------------------------------------------------------------------

Seligman Frontier Fund+
Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+
Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

MEDIUM COMPANY
--------------------------------------------------------------------------------

Seligman Capital Fund+

Seeks capital appreciation by investing in the common stocks of medium-sized companies.


LARGE COMPANY
--------------------------------------------------------------------------------

Seligman Common Stock Fund+
Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+
Seeks long-term capital appreciation.

-------------

+ Offers Class I shares.



Seligman Growth Fund+
Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman International Growth Fund+
Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+
Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

BALANCED
--------------------------------------------------------------------------------

Seligman Income and Growth Fund
Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

REAL ESTATE
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund+
Seeks to provide a high level of current income. Capital appreciation is a secondary objective.

FIXED-INCOME
--------------------------------------------------------------------------------

INCOME
--------------------------------------------------------------------------------


Seligman High-Yield Fund+
Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.


Seligman Investment Grade Fixed Income Fund+
Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective.

Seligman U.S. Government Securities Fund
Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.


MUNICIPAL
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund
Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*
Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

 California                Louisiana                 New Jersey
 . High-Yield              Maryland                  New York
 . Quality                 Massachusetts             North Carolina
 Colorado                  Michigan                  Ohio
 Florida                   Minnesota                 Oregon
 Georgia                   Missouri                  Pennsylvania
                                                     South Carolina

* A small portion of income may be subject to state and local taxes.

MONEY MARKET
--------------------------------------------------------------------------------

Seligman Cash Management Fund+

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.


ASSET ALLOCATION
--------------------------------------------------------------------------------
Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund
Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund
Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers three asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2025/+/
Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015/+/
Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core/+/
Seeks capital appreciation and preservation of capital with current income.

-------------

+ Offers Class I shares.

Financial Highlights


The table below is intended to help you understand the financial performance of the Fund's Class I shares since inception. Certain information reflects financial results for a single share of Class I shares held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund's Class I shares, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes and are not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.



CLASS I
--------------------------------------------------------------------------------------------------------
                                                                                               11/30/01*
                                                                YEAR ENDED DECEMBER 31,          TO
                                                           --------------------------------   12/31/01
                                                             2005     2004    2003    2002   -----------
---------------------------------------------------------------------------------------------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $1.000   $1.000  $1.000  $1.000    $1.000
--------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                        0.024    0.007   0.004   0.010     0.001
--------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                        (0.024)  (0.007) (0.004) (0.010)   (0.001)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $1.000   $1.000  $1.000  $1.000    $1.000
--------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                 2.48%    0.69%   0.39%   1.00%     0.11%
--------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                   $13,242  $11,256  $9,558  $9,046       $30
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                      0.58%    0.57%   0.63%   0.62%     0.60%+
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets         2.43%    0.68%   0.41%   1.00%     1.25%+
--------------------------------------------------------------------------------------------------------
Without management fee waiver and expense reimbursement:**
--------------------------------------------------------------------------------------------------------
  Ratio of expenses to average net assets                                             0.64%     1.35%+
--------------------------------------------------------------------------------------------------------
  Ratio of net investment income to average net assets                                0.98%     0.50%+
--------------------------------------------------------------------------------------------------------

-------------

 *Commencement of offering of shares.
**Seligman, at its discretion, reimbursed expenses of Class I shares for certain periods presented. Absent such reimbursements or waivers, returns would have been lower.

 +Annualized.

How to Contact Us


THE FUND............................. Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

YOUR REGULAR (NON-RETIREMENT) ACCOUNT Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US

YOUR RETIREMENT ACCOUNT.............. Write: Retirement Plan Services
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 445-1777


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY CALLING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTIONS, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] JWS
                            J. &. W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information


The information below is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's internet site: www.sec.gov.


Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.


SEC File Number:  811-2650

                      SELIGMAN CASH MANAGEMENT FUND, INC.

                      Statement of Additional Information

                                  May 1, 2006


                                100 Park Avenue
                           New York, New York 10017
                                (212) 850-1864

                      Toll Free Telephone: (800) 221-2450
     For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Cash Management Fund, Inc. (the "Fund"), dated May 1, 2006, offering Class A shares, Class B shares, Class C shares, Class D shares and Class R shares, and the current Prospectus, dated May 1, 2006 offering Class I shares (together, the "Prospectuses"). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectuses in its entirety. It should be read in conjunction with the Prospectuses, which you may obtain by writing or calling the Fund at the above address or telephone numbers.

The financial statements and notes included in the Fund's Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.


                               Table of Contents


           Fund History                                           2
           Description of the Fund and its Investments and Risks  2
           Management of the Fund                                 5
           Control Persons and Principal Holders of Securities   10
           Investment Advisory and Other Services                11
           Portfolio Transactions and Other Practices            16
           Capital Stock and Other Securities                    17
           Purchase, Redemption, and Pricing of Shares           18
           Taxation of the Fund                                  23
           Underwriters                                          23
           Calculation of Yield                                  25
           Financial Statements                                  26
           General Information                                   26
           Appendix A                                            27


TXCM1A

                                 Fund History

The Fund was incorporated under the laws of the state of Maryland on July 12, 1976.

             Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectuses.


The Fund will invest only in US dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund will limit its investments to those securities that, in accordance with guidelines adopted by the Fund's Board of Directors, present minimal credit risks. Accordingly, the Fund will not purchase any security (other than a US government security) unless (i) it is rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations ("NRSRO's") such as Moody's Investors Service ("Moody's") and Standard & Poor's Ratings Services ("S&P"), or (ii) if not so rated, it is determined to be of comparable quality. Determinations of the comparable quality will be made in accordance with procedures established by the Directors. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, subject in certain circumstances to a finding by the Board of Directors that disposing of the investment would not be in the Fund's best interest.

Presently, the Fund only invests in either US government securities or securities that are rated in the top category by Moody's and S&P. However, the Fund is permitted to invest up to 5% of its assets in securities rated in the second highest rating category by two NRSRO's, provided that not more than the greater of 1% of its total assets or $1,000,000 are invested in any one such security. A description of the debt securities ratings appears in Appendix A.


Commercial Paper and Short-Term Corporate Debt Securities. The Fund may invest in commercial paper and short-term corporate debt securities. Commercial paper includes short-term unsecured promissory notes with maturities not exceeding nine months issued in bearer form by bank holding companies, corporations and finance companies to finance short-term credit needs. Corporate debt securities include bonds and notes issued by corporations to finance longer-term credit needs. Investments in commercial paper issued by bank holding companies will be limited at the time of investment to the 100 largest US bank holding companies in terms of assets.

Money Market Instruments. The Fund invests in high-quality money market instruments having a remaining maturity of 13 months (397 days) or less, including the following:

US Government, Agency and Instrumentality Obligations. These securities are issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof and include a variety of obligations, which differ in their interest rates, maturities, and dates of issue. Some of these obligations are issued directly by the United States Treasury such as US Treasury Bills, notes, and bonds; others are guaranteed by the US Treasury, such as securities issued by the Small Business Administration, the General Services Administration, and Farmers Home Administration; others are supported by the right of the issuer to borrow from the Treasury, such as securities issued by Federal Home Loan Banks; while others are supported only by the credit of the agency or instrumentality and not by the Treasury, such as securities issued by the Federal National Mortgage Association. There can be no assurance that the US Government will provide financial support to such an agency or instrumentality if it is not obligated to do so by law.

Bank Obligations. These instruments include obligations of domestic banks (including foreign branches) and foreign banks with maturities not exceeding 13 months (397 days) including negotiable certificates of deposit, bank notes, bankers' acceptances, fixed time deposits and commercial paper. Investments in such obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Negotiable certificates of deposit are certificates issued against funds deposited in a bank. They are for a definite period of time, earn a specific rate of return, and are negotiable. Bankers' acceptances are short-term credit instruments primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. Fixed time deposits represent funds deposited in a bank. They are for a definite period of time and earn a specific rate of return. Fixed time deposits are made in foreign branches of domestic banks and in foreign banks. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

Investments in foreign banks and foreign branches of United States banks involve certain risks not generally associated with investments in domestic banks. While domestic banks and US branches of foreign banks are required to maintain certain reserves and are subject to other regulations, such requirements and regulations may not apply to foreign branches. Investments in foreign banks and branches may also be subject to other risks, including future political and economic developments, the seizure or nationalization of foreign deposits and the establishment of exchange controls or other restrictions.


Repurchase Agreements. The Fund may enter into repurchase agreements under which it acquires a money market instrument, qualified for purchase by the Fund, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Although the Fund may enter into repurchase agreements with respect to any money market instruments qualified for purchase, such agreements generally involve US Government securities. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest.


The Fund will not invest more than 10% of its assets in repurchase agreements of more than one week's duration and in fixed time deposits, other than overnight deposits, subject to withdrawal penalties.

Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash, or equivalent collateral, equal to at least 100% of the market value of the securities loaned is maintained by the borrower with the Fund. During the time such securities are on loan, the borrower will pay the Fund any income accruing thereon and the Fund may invest the cash collateral and earn additional income or may receive an agreed upon fee from the borrower who has delivered equivalent collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund will not lend more than 25% of the value of its total assets, and it is not intended that payments received on account of interest paid on securities loaned will exceed 10% of the annual gross income of the Fund without offset for realized short-term capital losses, if any. The Fund has not loaned any portfolio securities to date.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.


Fundamental Restrictions


The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

..   Issue senior securities or borrow money, except from banks for temporary purposes in an amount not to exceed 5% of the value of the total assets of the Fund;

..   Make loans, except loans of portfolio securities and except to the extent that the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks, may be considered loans;

..   Mortgage or pledge any of its assets, except to the extent, up to a maximum of 5% of its total assets, necessary to secure borrowings permitted by paragraph 1;

..   Underwrite the securities of other issuers; make "short" sales of securities, or purchase securities on "margin"; write or purchase put or call options;

..   Invest more than 25% of the market value of its total assets in securities of issuers in any one industry, provided that the Fund reserves the right to concentrate investments in money market instruments issued by the US Government or its agencies or instrumentalities or banks or bank holding companies;

..   Invest more than 5% of its gross assets (taken at market) in the securities of any one issuer, other than the US Government, its agencies or instrumentalities, or buy more than 10% of the voting securities of any one issuer, other than US Government agencies or instrumentalities;

..   Buy or hold any real estate or securities of corporations or trusts whose principal business is investing in interests in real estate, or buy or hold oil or gas interests, or buy or hold any commodity or commodity contracts;

..   Buy securities of any company which, with their predecessors, have been in operation less than three continuous years, provided however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded;

..   Invest in securities with contractual or other restrictions on resale, except in connection with repurchase agreements;

..   Deal with its directors and officers, or firms they are associated with, in the purchase or sale of securities except as broker, or purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund or of the Manager individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities; or

..   Invest in the securities of companies for purposes of exercising control or management of such companies or in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors.

The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Disclosure of Portfolio Holdings


The Fund's full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund's distributor, Seligman Advisors, Inc. ("Seligman Advisors") (www.seligman.com). In addition, the Fund's top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 business days after the end of each month. Seligman employees may freely distribute the Fund's portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors' website. The foregoing monthly and quarterly information will remain available on Seligman Advisors' website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Fund's Board of Directors, the Fund's portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund's procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated ("Seligman") (or its designee) and the Fund's Chief Compliance Officer ("CCO") with respect to disclosures intended for research purposes and the President of Seligman or Seligman Advisors (or their respective designees) and the Fund's CCO with respect to disclosures intended for other legitimate business purposes before any such disclosure. In connection with the CCO's review and approval, the CCO considers whether such disclosure is in the best interests of the Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund's portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Fund's Board of Directors regarding compliance with the Fund's policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.


In addition, the Fund's policies expressly permit Seligman's employees to release the Fund's holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Fund owns or does not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to the Fund's portfolio holdings as necessary in connection with their auditing services.


Currently, Seligman has entered into ongoing arrangements to disclose the Fund's portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc., FactSet Research Systems, Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund's portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT, and Institutional Shareholder Services in connection with proxy voting services provided.

All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman's Chief Investment Officer and/or the Fund's CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund's portfolio holdings pursuant to these arrangements.


                            Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information


Information with respect to Directors and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

                                                                                                        Number
                                                                                                          of
                                                                                                      Portfolios
                                                                                                       in Fund
                          Term of Office                                                               Complex
                          and Length of                                                                Overseen
Name, (Age), Position(s)       Time      Principal Occupation(s) During Past 5 Years, Directorships       by
       With Fund             Served*                        and Other Information                      Director
------------------------  -------------- -----------------------------------------------------------  ----------
                                             INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------------------------------

John R. Galvin (76)        1995 to Date  Dean Emeritus, Fletcher School of Law and Diplomacy at           58
Director                                 Tufts University; Director or Trustee of each of the
                                         investment companies of the Seligman Group of Funds**; and
                                         Chairman Emeritus, American Council on Germany. Formerly,
                                         Director, Raytheon Co. (defense and commercial
                                         electronics); Governor of the Center for Creative
                                         Leadership; and Trustee, Institute for Defense Analyses.
                                         From February 1995 until June 1997, he was a Director,
                                         USLIFE Corporation (life insurance). From June 1987 to June
                                         1992, he was the Supreme Allied Commander, NATO, and the
                                         Commander-in-Chief, United States European Command.

Alice S. Ilchman (71)      1991 to Date  President Emerita, Sarah Lawrence College; Director or           58
Director                                 Trustee of each of the investment companies of the Seligman
                                         Group of Funds**; Director, Jeannette K. Watson Fellowship
                                         (internships for college students); Trustee, the Committee for Economic Development; Governor, Court of Governors,
                                         London School of Economics; and Director, Public
                                         Broadcasting Service (PBS). Formerly, Trustee, Save the
                                         Children (non-profit child-assistance organization);
                                         Chairman (from January 1996 until December 2000), The
                                         Rockefeller Foundation (charitable foundation); and
                                         Director (from September 1987 until September 1997), New
                                         York Telephone Company.

Frank A. McPherson (73)    1995 to Date  Retired Chairman of the Board and Chief Executive Officer        58
Director                                 of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment
                                         companies of the Seligman Group of Funds**; and Director,
                                         DCP Midstream GP, LLP (natural gas processing), Integris
                                         Health (owner of various hospitals), Oklahoma Chapter of
                                         the Nature Conservancy, Oklahoma Medical Research
                                         Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City
                                         Public Schools Foundation and Oklahoma Foundation for
                                         Excellence in Education. Formerly, Director, ConocoPhillips
                                         (integrated international oil corporation), BOK Financial
                                         (bank holding company), Kimberly-Clark Corporation
                                         (consumer products), and the Federal Reserve System's
                                         Kansas City Reserve Bank (from 1990 until 1994).

Betsy S. Michel (63)       1984 to Date  Attorney; Director or Trustee of each of the investment          58
Director                                 companies of the Seligman Group of Funds**; and Trustee,
                                         The Geraldine R. Dodge Foundation (charitable foundation).
                                         Formerly, Chairman of the Board of Trustees of St. George's
                                         School (Newport, RI) and Trustee, World Learning, Inc.
                                         (international educational training) and Council of New
                                         Jersey Grantmakers.

Robert L. Shafer (73)      1980 to Date  Ambassador and Permanent Observer of the Sovereign Military      58
Director                                 Order of Malta to the United Nations; and Director or
                                         Trustee of each of the investment companies of the Seligman
                                         Group of Funds**. Formerly, Director (from May 1987 until
                                         June 1997), USLIFE Corporation (life insurance) and Vice
                                         President (from December 1973 until January 1996), Pfizer
                                         Inc. (pharmaceuticals).

James N. Whitson (71)      1993 to Date  Retired Executive Vice President and Chief Operating             58
Director                                 Officer, Sammons Enterprises, Inc. (a diversified holding
                                         company); Director or Trustee of each of the investment
                                         companies of the Seligman Group of Funds**; and Director,
                                         CommScope, Inc. (manufacturer of coaxial cable). Formerly,
                                         Director and Consultant, Sammons Enterprises, Inc. and
                                         Director, C-SPAN (cable television networks).

                                                                                                        Number
                                                                                                          of
                                                                                                      Portfolios
                                                                                                       in Fund
                          Term of Office                                                               Complex
                          and Length of                                                                Overseen
Name, (Age), Position(s)       Time      Principal Occupation(s) During Past 5 Years, Directorships       by
       With Fund             Served*                        and Other Information                      Director
------------------------  -------------- -----------------------------------------------------------  ----------
                                  INTERESTED DIRECTORS AND PRINCIPAL OFFICERS
---------------------------------------------------------------------------------------------------------------

William C. Morris*** (68)  1988 to Date  Chairman and Director, J. & W. Seligman & Co. Incorporated;     58
Director and Chairman of                 Chairman of the Board and Director or Trustee of each of
the Board                                the investment companies of the Seligman Group of Funds**;
                                         Chairman and Director, Seligman Advisors, Inc., Seligman
                                         Services, Inc. and Carbo Ceramics Inc. (manufacturer of
                                         ceramic proppants for oil and gas industry); Director,
                                         Seligman Data Corp.; and President and Chief Executive
                                         Officer, The Metropolitan Opera Association. Formerly,
                                         Director, Kerr-McGee (diversified energy and chemical
                                         company); and Chief Executive Officer of each of the
                                         investment companies of the Seligman Group of Funds.

Brian T. Zino*** (53)      Pres.: 1995   Director and President, J. & W. Seligman & Co.                  57
President and Chief          to Date     Incorporated; President, Chief Executive Officer and, with
Executive Officer           CEO.: 2002   the exception of Seligman Cash Management Fund, Inc.,
                             to Date     Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors,
                                         Inc. and Seligman Services, Inc.; Chairman, Seligman Data
                                         Corp.; Member of the Board of Governors of the Investment
                                         Company Institute; and Director (formerly Chairman), ICI
                                         Mutual Insurance Company.

Eleanor T.M. Hoagland      2004 to Date  Managing Director, J. & W Seligman & Co. Incorporated; and      N/A
(55)                                     Vice President and Chief Compliance Officer of each of the
Vice President and Chief                 investment companies of the Seligman Group of Funds**.
Compliance Officer

Thomas G. Rose (48)        2000 to Date  Managing Director, Chief Financial Officer and Treasurer,       N/A
Vice President                           J. & W. Seligman & Co. Incorporated; Senior Vice President,
                                         Finance, Seligman Advisors, Inc. and Seligman Data Corp.;
                                         and Vice President of each of the investment companies of
                                         the Seligman Group of Funds**, Seligman Services, Inc. and
                                         Seligman International, Inc.

Lawrence P. Vogel (49)      V.P.: 1992   Senior Vice President and Treasurer, Investment Companies,      N/A
Vice President and           to Date     J. & W. Seligman & Co. Incorporated; Vice President and
Treasurer                  Treas.: 2000  Treasurer of each of the investment companies of the
                             to Date     Seligman Group of Funds**; and Treasurer, Seligman Data
                                         Corp.

Frank J. Nasta (41)        1994 to Date  Director, Managing Director, General Counsel and Corporate      N/A
Secretary                                Secretary,
                                         J. & W. Seligman & Co. Incorporated; Director of Seligman
                                         Advisors, Inc. and Seligman Services, Inc.; Secretary of
                                         each of the investment companies of the Seligman Group of
                                         Funds**; and Corporate Secretary, Seligman Advisors, Inc.,
                                         Seligman Services, Inc., Seligman International, Inc. and
                                         Seligman Data Corp.

--------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-four registered investment companies, including the Fund.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W.
    Seligman & Co. Incorporated and its affiliates.



The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. The Committee met seven times during the year ended December 31, 2005. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends an independent registered public accounting firm for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended December 31, 2005. Members of the Committee are Messrs. Whitson (Chairman) and Galvin, and Ms. Michel.


Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Directors of the Fund occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.


A shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least $10,000 of the Fund's shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a director may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which directors will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Fund at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Fund's Board of Directors in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested director. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Fund at the address above.

The Committee met once during the year ended December 31, 2005. Members of the Committee are Messrs. Shafer (Chairman) and McPherson, and Dr. Ilchman.


Beneficial Ownership of Shares


As of December 31, 2005, the Directors beneficially owned shares in the Fund and the Seligman Group of Funds as follows:



                                                     Aggregate Dollar Range of Shares
                   Dollar Range of Fund Shares Owned Owned by Director in the Seligman
Name                          By Director                     Group of Funds
----               --------------------------------- ---------------------------------
                                INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------------

John R. Galvin
                              $1-$10,000
                                                             $50,001-$100,000
Alice S. Ilchman              $1-$10,000                      Over $100,000
Frank A. McPherson               None                         Over $100,000
Betsy S. Michel               $1-$10,000                      Over $100,000
Robert L. Shafer                 None                         Over $100,000
James N. Whitson             Over $100,000                    Over $100,000

                                 INTERESTED DIRECTORS
--------------------------------------------------------------------------------------

William C. Morris
                                 None
                                                              Over $100,000
Brian T. Zino*               Over $100,000                    Over $100,000

--------

* Mr. Zino resigned as a member of the Board of Directors effective January 19, 2006.

Compensation


                                               Pension or      Total Compensation
                               Aggregate   Retirement Benefits    from Fund and
Name and                     Compensation  Accrued as Part of   Fund Complex Paid
Position with Fund           from Fund (1)    Fund Expenses    to Directors (1)(2)
------------------           ------------- ------------------- -------------------
John R. Galvin, Director        $1,178             N/A              $100,500
Alice S. Ilchman, Director       1,159             N/A                97,500
Frank A. McPherson, Director     1,159             N/A                97,500
John E. Merow, Director(3)         441             N/A                39,579
Betsy S. Michel, Director        1,234             N/A               105,000
Robert L. Shafer, Director       1,187             N/A               100,500
James N. Whitson, Director       1,179             N/A               100,500

--------

(1) For the Fund's year ended December 31, 2005.
(2) At December 31, 2005, the Seligman Group of Funds consisted of twenty-four registered investment companies.
(3) Mr. Merow retired as a member of the Board of Directors effective on May 19, 2005.

No compensation is paid by the Fund to Directors or officers of the Fund who are employees of Seligman.


The Fund has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements.


Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, he had accrued deferred compensation (including earnings/losses) in respect of the Fund in the amount of $20,493 as of December 31, 2005, all of which was paid to him in January 2006.

Mr. Merow had previously deferred compensation pursuant to the deferred compensation plan; however, he had stopped deferring his current compensation prior to his retirement. The accrued balance of deferred compensation (including earnings/losses) in respect of the Fund as of December 31, 2004 was $12,218, all of which was paid to him in January 2005.


The Fund will purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the Fund's deferred compensation plan.

Class A shares of the Fund may be issued without a sales charge to present and former directors (and their family members) of the Fund.

Code of Ethics


Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each

Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission ("SEC"). You can access it through the SEC's Internet site, www.sec.gov.

              Control Persons and Principal Holders of Securities

Control Persons


As of April 3, 2006, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.


Principal Holders


As of April 3, 2006, the following principal holders owned 5% or more of the then outstanding shares of capital stock of a Class of shares of the Fund:



                                                             Percentage of
                                                                 Total
      Name and Address                                 Class  Shares Held
      ----------------                                 ----- -------------
      J. & W. Seligman & Co. Incorporated, Attn:
      Controller, 100 Park Avenue, New York, NY 10017    A       13.76%

      Seligman Advisors, Inc., Attn: Controller, 100
      Park Avenue, New York, New York 10017              A       11.37%

      Citigroup Global House Accounts, Attn Peter
      Booth, 7/th/ Floor, 333 West 34/th/ Street, New
      York, NY 10001                                     C       20.99%

      Patterson & Co. FBO J. & W. Seligman Matched
      Accumulation Plan, 1525 West Wt. Harris Blvd.,
      Charlotte, NC 28288                                I       36.55%

      MAC & CO FBO Customers, Mutual Fund Operations,
      PO Box 3198, Pittsburgh, PA 15230                  I       36.16%

      MAC & CO FBO Customers, Mutual Fund Operations,
      PO Box 3198, Pittsburgh, PA 15230                  I       19.20%

      Patterson & Co. FBO Seligman Data Corp 401K
      Thrift Plan, 1525 West Wt. Harris Blvd.,
      Charlotte, NC 28288                                I        8.06%

      MG Trust Company As Agent For Frontier Trust Co
      as Trustee Piedmont Cardiology Associates 401K
      Plan, POBox 10699, Fargo, ND 58106                 R       99.11%


As of the same date, there were no principal holders who owned 5% or more of the Fund's Class D shares of the then outstanding shares of capital stock of the Fund.

Management Ownership


As of April 3, 2006, Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A shares of the then outstanding shares of capital stock of the Fund. As of the same date, Directors and officers of the Fund did not own any Class B shares, Class C shares, Class D shares or Class R shares of the then outstanding shares of capital stock of the Fund.

As of the same date, Directors and officers of the Fund as a group owned 2.11% of the Fund's Class I shares of the then outstanding shares of capital stock of the Fund.


                    Investment Advisory and Other Services

Investment Manager


Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Fund (the "Management Agreement"). Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Fund, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund or Seligman with respect to the Fund's investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Directors and Director of the Fund, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

As compensation for the services performed and the facilities and personnel provided by Seligman, the Fund pays to Seligman promptly after the end of each month a fee, calculated on each day during such month, equal to the Applicable Percentage of the daily net assets of the Fund at the close of business on the previous business day. For this purpose, the term "Applicable Percentage" means the amount (expressed as a percentage and rounded to the nearest one millionth of one percent) obtained by dividing (i) the Fee Amount by (ii) the Fee Base. The term "Fee Amount" means the sum on an annual basis of:

                   0.45 of 1% of the first $4 billion of Fee Base,
                   0.425 of 1% of the next $2 billion of Fee Base,
                   0.40 of 1% of the next $2 billion of Fee Base, and
                   0.375 of 1% of Fee Base in excess of $8 billion.


The term "Fee Base" as of any day means the sum of the net assets at the close of business on the previous day of each of the investment companies registered under the 1940 Act for which Seligman or any affiliated company acts as investment manager or adviser (including the Fund). For the years ended December 31, 2005, 2004 and 2003, the Fund paid Seligman $837,600, $909,069 and
$1,308,721, respectively, equal to 041%, 0.41% and 0.41%, respectively, per annum of the Fund's average daily net assets. Beginning November 12, 2002, Seligman, at its discretion, agreed to reimburse portions of the class-specific expenses of Class B, Class C, Class D and Class R shares (commencing April 30,
2003) in order for those Classes to declare dividends equal to annual rate of 0.05%. Effective July 10, 2003, the reimbursement was changed to allow a minimum annual dividend rate of 0.05% for Class A shares and 0.01% for Classes B, C, D, and R shares. Effective July 15, 2004, the reimbursement was changed to allow a minimum annual dividend rate of 0.09% for Classes B, C, D and R shares. For the period January 1, 2005 to February 15, 2005, the minimum annual dividend rate was raised to 0.20%. Thereafter, Seligman ceased reimbursing the Fund's expenses, and as such, there is currently no minimum annual dividend rate. For the year ended December 31, 2005, the amount of expense reimbursement by Seligman to the Fund was $875, equal to 0.00% of the Fund's Class B and D shares' average daily net assets. For the year ended December 31, 2004, the amount of expenses reimbursed by Seligman to the Fund was $372,153, equal to 0.17% of the Fund's average daily net assets. For the year ended December 31, 2003, the amount of expenses reimbursed by Seligman to the Fund was $811,725, equal to 0.25% of the Fund's average daily net assets.

The Fund pays all of its expenses other than those assumed by Seligman, including administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums, interest on borrowings and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.


The Management Agreement was initially approved by the Board of Directors at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. The amendments to the Management Agreement, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on January 17, 1991, and by the shareholders at a special meeting on April 10, 1991. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days' prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.



Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended May 15, 1991, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice


No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund or Seligman with respect to the Fund's investments.


Dealer Reallowances


Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received no commissions for the sale of Fund shares.

Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, Class D and Class R shares. (There are no administration, shareholder services and distribution fees in respect of the Fund's Class I shares.) Payments under the 12b-1 Plan may include, but are not limited to:
(1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of shares of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. Expenses of distribution activities that benefit both the Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. Such payments are not currently being made and will be made only upon approval of the Fund's Board of Directors. In the event that the Board approves the payment of the fees in the future, the fees would be used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations will receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The Fund did not make payments under the 12b-1 Plan with respect to Class A shares during the year ended
December 31, 2005.


Class B


Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased Seligman Advisor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to Seligman Advisors. A small portion of the distribution fee is paid to Seligman Advisors in connection with sales of Class B shares for which no commissions are paid. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchasers in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchasers are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or the Purchasers with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the year ended December 31, 2005 was $182,743, equivalent to 1% per annum of the Class B shares' average daily net assets.


Class C


Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares of the Fund which were issued by an exchange of Class C shares of another Seligman mutual fund (Exchanged Class C shares). No 12b-1 fees are paid in respect of Class C shares of the Fund which were issued through brokers or financial advisors (i.e., Class C shares of the Fund purchased directly from brokers and financial advisors). The 12b-1 fee is used by Seligman Advisors as follows: During the first year following the original sale of Exchanged Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Exchanged Class C shares is used, along with any CDSC proceeds on Exchanged Class C shares redeemed during the first eighteen months (twelve months in the case of investors purchasing Exchanged Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption, and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of the original sale of the Exchanged Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Exchanged Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the original sale of Exchanged Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of the Exchanged Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following an original sale of Exchanged Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the year ended December 31, 2005 was $29,925, equivalent to 0.58% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2005, Seligman Advisors incurred $80,070 of expenses in respect of the Fund's Class C shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 1.88% of the net assets of Class C shares at December 31, 2005.


If the Fund's 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the year ended December 31, 2005 was $135,771, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2005, Seligman Advisors incurred $1,147,410 of expenses in respect of the Fund's Class D shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 9.00% of the net assets of Class D shares at December 31, 2005.


If the Fund's 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Class R


Under the 12b-1 Plan, the Fund, with respect to Class R shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. Such service fee payments are not currently being made and will be made only upon approval of the Fund's Board of Directors. Seligman Advisors does not plan to pay any Rule 12b-1 fees to service organizations in respect of Class R Shares of the Fund. However, Seligman Advisors will charge the Fund the distribution fee of 0.25% of the Class R Shares in order to support the distribution services provided by Seligman Advisors, including those expenses borne by Seligman Advisors in connection with any front-end fees paid by Seligman Advisors to service organizations and other expenses of distribution. The total amount paid by the Fund to Seligman Advisors in respect of Class R shares for the year ended December 31, 2005, was $589, equivalent to 0.25% per annum of the Class R shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class R shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2005, Seligman Advisors incurred $209 of expenses in respect of the Fund's Class R shares that were not reimbursed from the amount received from the Fund's 12b-1 Plan. This amount is equal to 0.04% of the net assets of Class R shares at December 31, 2005.


If the 12b-1 Plan is terminated in respect of Class R shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class R shares.


Payments made by the Fund under the 12b-1 Plan for the year ended December 31, 2005, were spent on the following activities in the following amounts:

                                      Class A Class B  Class C Class D  Class R
                                      ------- -------- ------- -------- -------
Compensation to underwriters           $-0-   $    348 $   -0- $ 34,913  $589
Compensation to broker/dealers          -0-     45,529  29,925  100,858   -0-
Other Compensation*                     -0-    136,866     -0-      -0-   -0-

--------

* Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.


The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on November 23, 1992. Although the 12b-1 Plan became effective in respect of the Class A shares on January 1, 1993, Seligman elected to waive the fee through April 30, 2000. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan was approved in respect of Class R shares on March 20, 2003 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class R shares on April 30, 2003. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 2005, 2004 and 2003, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $5,721, $6,476 and $7,389, respectively.


Other Service Providers


SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Fund are also officers and directors of SDC.


                  Portfolio Transactions and Other Practices

Portfolio Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by

Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed-income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer. Prices paid to dealers will generally include a "spread," i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time.

Commissions

The Fund will not incur commissions in connection with the purchase and sale of portfolio securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions.

Dealer Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the year ended December 31, 2005, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                      Capital Stock and Other Securities

Capital Stock


The Fund is authorized to issue 1,400,000,000 shares of capital stock, each with a par value of $0.01 per share, divided into six classes, designated
Class A common stock, Class B common stock, Class C common stock, Class D common stock, Class I common stock and Class R common stock. Each share of the Fund's Class A, Class B, Class C, Class D, Class I and Class R common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Fund has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.


The Board of Directors is authorized to classify or reclassify and issue any unissued common stock of the Fund into any number of other classes without further action by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not significantly affect any interest of such class. However, the Rule exempts the selection of independent auditors, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Other Securities

The Fund has no authorized securities other than common stock.

                  Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share. Class B shares, Class C shares and Class D shares are available at net asset value either through an exchange of shares of another Seligman mutual fund offering shares of the same class, or through authorized dealers or other financial advisors approved by Seligman, to facilitate periodic investments in shares of Class A shares of other mutual funds in the Seligman Group.

Class A

Since Class A shares of the Fund are offered to investors at net asset value, only Class A shares of the Fund owned as a result of an exchange of Class A shares from another Seligman mutual fund on which an initial sales charge was paid will be included for purposes of determining a shareholder's eligibility for a reduced sales charge on additional investments in Class A shares of the Seligman mutual funds sold with an initial sales charge, as described in each of the other Seligman mutual funds' Prospectuses and SAIs. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive reduced sales charges to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

A contingent deferred sales charge ("CDSC") of 1% will also be imposed on the redemption of Class A shares acquired by exchange which were originally purchased at net asset value due to the size of the purchase, if such Class A shares are redeemed within eighteen months of the original purchase date.

Class A shares acquired by exchange which were originally purchased by an "eligible employee benefit plan" may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares originally purchased within eighteen months prior to plan termination. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares and has at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available.

The 1% CDSC normally imposed on redemptions of certain Class A shares (i.e., those acquired by exchange which were originally purchased during the preceding eighteen months at net asset value due to the size of the purchase) will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean investors (i.e., pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

Class B

Class B shares are sold without an initial sales charge but are subject to a CDSC if the shares are redeemed within six years of purchase (or, in the case of Class B shares acquired upon exchange, within six years of the purchase of the original Class B Shares) at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

               Years Since Purchase                          CDSC
               --------------------                          ----
               Less than 1 year.............................  5%
               1 year or more but less than 2 years.........  4%
               2 years or more but less than 3 years........  3%
               3 years or more but less than 4 years........  3%
               4 years or more but less than 5 years........  2%
               5 years or more but less than 6 years........  1%
               6 years or more..............................  0%

Approximately eight years after purchase, Class B shares will convert automatically into Class A shares. Shares purchased through the reinvestment of dividends on Class B shares also will convert automatically to Class A shares together with the underlying shares on which they were earned.

Conversion occurs during the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked on to the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C


Class C shares are offered to investors at net asset value. As such, only those shares of the Fund owned as a result of an exchange of Class C shares from another Seligman mutual fund on which an initial sales charge was paid will be included for purposes of determining a shareholder's eligibility for a reduced sales charge on additional investments in Class C shares of the Seligman mutual funds sold with an initial sales charge, as described in each of the other Seligman mutual funds' Prospectuses and SAIs. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive reduced sales charges to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares. Class C shares acquired by an exchange of Class C shares from another Seligman mutual fund are subject to a CDSC of 1% if redeemed within eighteen months of the original purchase (twelve months for Class C shares purchased through Level Load Intermediaries describe below), charged as a percentage of the current net asset value or original purchase price, whichever is less. Unlike Class B shares, Class C shares do not automatically convert to Class A shares.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares of Seligman mutual funds without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A. G. Edwards & Sons, Inc., Advest, Inc., Bear Stearns & Co. Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments, Inc., Piper Jaffray & Co., Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc. Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII

Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D


Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% imposed on certain redemptions within one year of purchase (or, in the case of Class D shares acquired upon exchange, within one year of the purchase of the original Class D Shares), charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares.


Class R


Class R shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class R shares are subject to a CDSC of 1% if the shares are redeemed within one year of the plan's initial purchase of Class R shares, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class R shares do not automatically convert to Class A shares.


Systematic Withdrawals. Class B, Class C, Class D and Class R shareholders who reinvest their dividends to purchase additional shares of the Fund, may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C, Class D and Class R shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2) in connection with (1) distributions from retirement plans qualified under
    Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
    Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age
    70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5) in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;


(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8) on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and

(9) on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.


If, with respect to a redemption of any Class A, Class B, Class C, Class D or Class R shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman

Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Class I


Class I shares are not subject to any initial or contingent deferred sales charges or distribution expense. This Class, however, is only offered to certain types of investors. Persons who are eligible to purchase Class I shares of the Fund are described in the Prospectus for the Class I shares.


Regardless of the method of redemption, a check for the proceeds ordinarily will be sent within seven calendar days following redemption.

Fund Reorganizations

Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors receives your request in good order. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV.

Pursuant to Rule 2a-7 under the 1940 Act, the Fund's portfolio securities are valued by the amortized cost method. This method of valuation involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security. During periods of declining interest rates, the quoted yield on shares of the Fund may tend to be higher than that of a fund with identical investments which uses a method of valuation based on market prices and estimates of market prices for all its portfolio securities. Thus, if the use of amortized cost resulted in lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield if he purchased shares on that day than he would be able to receive from a fund using solely market values and existing investors would receive less investment income. The converse is true in a period of rising interest rates.

The order permitting the Fund to use the amortized cost method of valuation requires that, under the direction of the Board of Directors, certain procedures be adopted to monitor and stabilize the price per share. Calculations are made to compare the value of its investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market markers, values obtained from yield data relating to classes of money market instruments or US Government securities published by reputable sources at the mean between the bid and asked prices for the instruments. The Fund will not maintain a dollar-weighted average portfolio maturity in excess of 90 days. In the event that a deviation of 1/2 of 1% or more exists between the $1.00 per share net asset value and the net asset value calculated by reference to market quotations, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, should be initiated.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A, Class B, Class C, Class D, Class I and Class R shares are sold at NAV/(1)/. Using each Class's NAV at December 31, 2005, the maximum offering price of the Fund's shares is as follows:



       Class A
          Net asset value and offering price per share/(1)/........ $1.00
                                                                    =====
       Class B
          Net asset value and offering price per share/(1)/........ $1.00
                                                                    =====
       Class C
          Net asset value and offering price per share/(1)/........ $1.00
                                                                    =====
       Class D
          Net asset value and offering price per share/(1)/........ $1.00
                                                                    =====
       Class I
          Net asset value and offering price per share............. $1.00
                                                                    =====
       Class R
          Net asset value and offering price per share/(1)/........ $1.00
                                                                    =====

--------
(1) Class A shares acquired by exchange that were originally purchased at net asset value due to the size of the purchase are subject to a 1% CDSC, if such shares are redeemed within 18 months of purchase. Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class C shares acquired by exchange are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption, and Pricing of Shares". Class D shares are subject to a CDSC of 1% on redemptions within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within 1 year of purchase of a retirement plan's initial purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable; or (iii) such other periods as ordered by the SEC for the protection of the Fund's shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.

                             Taxation of the Fund


The Fund is qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net ordinary income realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net ordinary income and net short-term capital gains are distributed to shareholders each year. Dividends from net ordinary income are taxed at ordinary income rates to the shareholders, whether received in cash or reinvested in additional shares, and are not eligible for the dividends received deduction for corporations.


Qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectuses and the following discussion relate solely to the US Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company.

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

The Fund is subject to a 4% nondeductible excise tax on the under-distribution of amounts required to be paid pursuant to a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                 Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. Seligman Advisors retains any CDSCs paid by investors on Class A, Class C, Class D and Class R shares.

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the year ended December 31, 2005:

    Compensation on Redemptions
          and Repurchases
   (CDSC on Class A, Class C and          Brokerage              Other
 Class D and R Shares Retained)(1)       Commissions        Compensation(2)
 ---------------------------------   -------------------  -------------------
               $8,123                       $-0-                $35,850

--------

(1) Seligman Advisors has sold its rights to collect a substantial portion of the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under "Rule 12b-1 Plan."
(2) During the year ended December 31, 2005, Seligman Advisors received distribution and service fees in respect of Class B, Class C, Class D shares and Class R shares pursuant to the Fund's Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed under "Rule 12b-1 Plan."


Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. Purchases of Class A shares representing only an initial purchase of the Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of the Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for Class A shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.


With respect to the fees described in the two preceding paragraphs, no fees shall be payable on any assets invested in the Fund by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in the Fund.


Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s):
(i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or
(iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the prospectus.


Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.


The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds, and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                             Calculation of Yield

Yield Calculations

The current and effective yields of the Class A, Class B, Class C, Class D and Class R shares of the Fund may be quoted in reports, sales literature, and advertisements published by the Fund. The current yield of Class A shares is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of 1 share at the beginning of a seven-day calendar period, dividing the net change in account value by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares.

The current and effective yields of the Fund's Class B shares, Class C shares, Class D shares and Class R shares are computed in the same manner as discussed above for Class A shares. Class B, Class C, Class D and Class R shares are subject to a CDSC if such shares are held for less than six years (for Class B shares), less than 18 months (for Class C shares), less than one year (for Class D shares) or less than one year (for Class R shares). Because Class B, Class C, Class D and Class R shares bear a higher distribution fee than Class A shares, the yield of Class B, Class C, Class D and Class R shares will be lower than the yield of Class A shares.


The following are examples of the yield calculations for Class A, Class B, Class C, Class D, Class I and Class R shares for the seven-day period ended December 31, 2005.

The weighted average life to maturity of investments was 17 days at December 31, 2005.

                                       Class A       Class B       Class C       Class D     Class I      Class R
                                    ------------  ------------  ------------  ------------  ---------  ------------
Total dividends per share from net
  investment income (seven days
  ended 12/31/05).................. $0.000662240  $0.000442375  $0.000539608  $0.000442375  $0.000692  $0.000614291

Annualized (365 day basis).........       0.0345        0.0231        0.0281        0.0231     0.0361        0.0320

Average net asset value per share..        1.000         1.000         1.000         1.000      1.000         1.000

Annualized historical net yield per
  share (seven days ended
  12/31/05)*.......................         3.45%         2.31%         2.81%         2.31%      3.61%         3.20%

Effective yield (seven days ended
  12/31/05)**......................         3.51%         2.33%         2.85%         2.33%      3.67%         3.25%

--------

* This represents the annualized average net investment income per share for the seven days ended December 31, 2005.

** Annualized average net investment income for the same period with dividends reinvested.


From time to time, Seligman has agreed to reimburse a portion of the class-specific expenses of certain share classes in order for those classes to declare dividends equal to selected minimum annual rates. For the period January 1 to February 15, 2005, the minimum annual dividend rate was 0.20%. Thereafter, Seligman ceased reimbursing the Fund's expenses, and as such, there is currently no minimum annual dividend rate.


                             Financial Statements


The Annual Report to shareholders for the year ended December 31, 2005, contains a portfolio of the investments of the Fund as of December 31, 2005, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.


                              General Information

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                  APPENDIX A

MOODY'S INVESTORS SERVICE ("MOODY'S")
DEBT SECURITIES


Aaa: Issuers or issues rated "Aaa" demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated "Aa" demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated "A" present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated "Baa" represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated "Ba" demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated "B" demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated "Caa" demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated "Ca" demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated "C" demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers "1", "2", and "3" to each generic rating category from "Aa" through "Caa". The modifier "1" indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.


COMMERCIAL PAPER


Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated "Prime-1" have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated "Prime-2" have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated "Prime-3" have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated "Not Prime" do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.


STANDARD & POOR'S RATINGS SERVICES ("S&P")
DEBT SECURITIES

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circum-stances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "B" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to non-payment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated "N.R." is not rated.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

PART C. OTHER INFORMATION

Item 23. Exhibits.

          All Exhibits listed below have been previously filed and are incorporated herein by reference, except those Exhibits marked with an asterisk (*), which are filed herewith.

(a) Articles Supplementary. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on April 30, 2003.)

(a)(1) Articles Supplementary dated November 19, 2001. (Incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed on November 29, 2001.)

(a)(2) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on May 28, 1999.)

(a)(3) Amended and Restated of Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on April 29, 1997.)


(b)       *Amended and Restated By-laws of the Registrant.


(c) Specimen Stock Certificate of Class D Capital Stock. (Incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed on April 23, 1993.)

(c)(1) Specimen Stock Certificate of Class B Capital Stock. (Incorporated by reference to Form SE filed by the Registrant on April 16, 1996.)

(d) Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed on May 1, 1995.)

(e) Form of Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 3 of the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on January 28, 2003.)

(e)(1) Form of Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File
          No. 811-10423) filed on April 29, 2003.)

(e)(2) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File
          No. 811-1886) filed on May 28, 1999.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File
          No. 811-4078) filed on January 28, 1997.)

(f)(1) Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(g) Custody Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on April 29, 1997.)

(h)       Not Applicable.

(i) Opinion and Consent of Counsel in respect of Class R shares. (Incorporated by reference to Post-Effective Amendment No. 5 of the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

(i)(1) Opinion and Consent of Counsel in respect of Class I shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed on November 29, 2001.)

(i)(2) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on May 28, 1999.)

(i)(3) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on April 29, 1997.)

(j)       *Consent of Independent Registered Public Accounting Firm.

(k)       Not Applicable.

(l) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class R shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on April 30, 2003.)

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class I shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed on November 29, 2001.)

(l)(2) Form of Purchase Agreement (Investment Letter) for Initial Capital in respect of Class C shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on May 28, 1999.)

(l)(3) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class B shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed on April 19, 1996.)

(l)(4) Purchase Agreement (Investment Letter) for Initial Capital in respect of Class D shares between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on April 29, 1997.)

(m) Form of Amended Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Post-Effective Amendment No. 5 of the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)

(m)(1) Form of Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)


(m)(2) Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit
          (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(3) Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4) Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)


(m)(5) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(7) Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)

(m)(8) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(9) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(n) Plan of Multiple Classes of Shares (six Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended. (Incorporated by reference to Post-Effective Amendment No. 5 of the Registration Statement of Seligman Investment Grade Fixed Income Fund, Inc. (File No. 811-10423) filed on April 29, 2003.)


(p) Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 42 of the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-382821365) filed on January 28, 2005.)

(Other Exhibits)(a) Powers of Attorney. (Incorporated by reference to
                Registrant's Post-Effective Amendment No. 30 filed on April 29, 1997.)


Item 24. Persons Controlled by or Under Common Control with Registrant. Seligman Data Corp. ("SDC"), a New York corporation, is owned by the Registrant and certain associated investment companies. Registrant's investment in SDC is recorded at a cost of $3,719.


Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement filed on April 29, 1997 and Article X of Registrant's Amended and Restated By-laws filed herewith.


          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Seligman"), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended (the "Advisors Act"). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 43 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828), which was filed on January 30, 2006.


Item 27.  Principal Underwriters.


(a) The names of each investment company (other than the Registrant) for which each principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter are:
          Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon EFT Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc. and Seligman Value Fund Series, Inc.


(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:

                            Seligman Advisors, Inc.
                             As of March 31, 2006

(1)                                    (2)                        (3)
Name and Principal            Positions and Offices      Positions and Offices
Business Address                with Underwriter            with Registrant
------------------        ------------------------------ ---------------------
William C. Morris*        Chairman of the Board and      Chairman of the Board
                            Director
Brian T. Zino*            Director                       President, Director
                                                           and Chief Executive
                                                           Officer
David F. Stein*           Director                       None
Rodney G.D. Smith*        Director                       None
Charles W. Kadlec*        Managing Director and          None
                            President
Richard M. Potocki*       Managing Director, Director    None
                            of Sales
Jonathan G. Evans*        Managing Director, Sales       None
Bruce M. Tuckey*          Managing Director, Sales       None
Andrew S. Veasy*          Managing Director, Sales       None
Thomas G. Rose*           Senior Vice President, Finance Vice President
James R. Besher*          Senior Vice President,         None
                            Regional Sales Director
Gerald I. Cetrulo, III*   Senior Vice President, Sales   None
Arthur A. Condron*        Senior Vice President,         None
                            Director of Wealth
                            Management
Jeffrey S. Dean*          Senior Vice President,         None
                            Director of Operations and
                            Business Planning
Kenneth J. Dougherty*     Senior Vice President, Sales   None
T. Wayne Knowles*         Senior Vice President,         None
                            Divisional Sales Director
Michelle L. McCann-Rappa* Senior Vice President,         None
                            Director of Marketing

                            Seligman Advisors, Inc.
                             As of March 31, 2006

(1)                                    (2)                        (3)
Name and Principal            Positions and Offices      Positions and Offices
Business Address                with Underwriter            with Registrant
------------------        ------------------------------ ---------------------
Ronald W. Pond*           Senior Vice President,         None
                            Divisional Sales Director
Thomas P. Parnell*        Senior Vice President, Sales
J. Jeffery Rold*          Senior Vice President,         None
                            Divisional Sales Director
Jeffery C. Pleet*         Senior Vice President,         None
                            Regional Retirement Plans
                            Manager
Judith L. Lyon*           Senior Vice President, Sales   None
Joseph J. Williams, Jr.*  Senior Vice President, Sales   None
John H. Pierucki*         Senior Vice President,         None
                            Regional Sales
Marcie L. Blanco*         Vice President, Retirement     None
                            Plans Manager
Matthew K. Scott*         Vice President, Retirement     None
                            Plans Manager
Daniel R. Molloy*         Vice President, Retirement     None
                            Plans Manager
Michael J. Ferry*         Vice President, Regional       None
                            Retirement Plans Manager
Emily H. Calcagno*        Vice President, National       None
                            Accounts
Nicole C. Grogan*         Vice President, Manager,       None
                            Sales Administration and
                            Planning Managed Money
Peter J. Campagna*        Vice President, Portfolio      None
                            Advisory, Managed Money
Dina L. Cutrone*          Vice President, Retirement     None
                            Marketing
Helen Delman*             Vice President, Product        None
                            Manager
Matthew Witschel*         Vice President, Manager of     None
                            Internal Sales
Steven J. Ralff*          Vice President, Product        None
                            Manager
Paula A. Smith*           Senior Vice President,         None
                            Director of Retirement
John T. Szwed*            Vice President, Product        None
                            Manager
Gary A. Terpening*        Vice President, Director of    None
                            Business Development
William DeSanto*          Senior Vice President,         None
                            Director of Product
                            Management
Sean C. Hausman*          Vice President, Regional Sales None
Brian P. Karavlan*        Vice President, Regional Sales None
Brian C. Kelleher*        Vice President, Regional Sales None
Michael Loftus*           Vice President, Regional Sales None
John Kielmeyer*           Vice President, Regional Sales None
Jennifer Danzi*           Vice President, Regional Sales None
Frank J. Nasta*           Director and Corporate         Secretary
                            Secretary
Paul B. Goucher*          Assistant Corporate Secretary  None
Jennifer G. Muzzey*       Assistant Corporate Secretary  None
Albert A. Pisano*         Senior Vice President, Chief   None
                            Compliance Officer
Katherine J. Shetler*     Vice President and Treasurer   None
Julie S. Rosenberg*       Assistant Treasurer            None
Lawrence P. Vogel*        Assistant Treasurer            Vice President and
                                                           Treasurer
Richard C. Dluzniewski*   Assistant Treasurer            None

                            Seligman Advisors, Inc.
                             As of March 31, 2006

(1)                                    (2)                        (3)
Name and Principal            Positions and Offices      Positions and Offices
Business Address                with Underwriter            with Registrant
------------------        -----------------------------  ---------------------
Jennie Haluska*           Assistant Treasurer            None
Sandra Floris*            Assistant Vice President,      None
                            Order Desk
Keith R. Landry*          Vice President, Manager,       None
                            Order Desk
Karen Billias*            Vice President, Retirement     None
                            Consultant, Desk Manager
Seth J. Barron*           Assistant Vice President,      None
                            Wealth Management Services
Lisa M. MacDonald*        Assistant Vice President,      None
                            Sales Administration and
                            Planning
Oscar Lagos*              Assistant Vice President,      None
                            Operations
--------
* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)       Not Applicable.

Item 30. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations:
          (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 custodian of the Registrant's cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, as shareholder service agent, maintains shareholder records for the Registrant.

Item 31.  Management Services. Not Applicable.

Item 32.  Undertakings. Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 42 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 42 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of April, 2006.

                                              SELIGMAN CASH MANAGEMENT FUND,INC.

                                              By: /s/ Brian T. Zino, President
                                                  -----------------------------
                                                  Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 42 has been signed below by the following persons in the capacities indicated on April 28, 2006.

            Signature                                  Title
            ---------                                  -----
/s/ Brian T. Zino                        Director, President and Chief
----------------------------------         Executive Officer (Principal
                                           executive officer)
Brian T. Zino

/s/ William C. Morris                    Chairman of the Board and Director
----------------------------------
William C. Morris

/s/ Lawrence P. Vogel                    Treasurer (Principal Financial and
----------------------------------         Accounting Officer)
Lawrence P. Vogel

John R. Galvin, Director         )
Alice S. Ilchman, Director       )
Frank A. McPherson, Director     )
Betsy S. Michel, Director        )   /s/ Brian T. Zino
                                     ---------------------------------------
Robert L. Shafer, Director       )   Brian T. Zino, Attorney-in-Fact
James N. Whitson, Director       )

                      SELIGMAN CASH MANAGEMENT FUND, INC.
                    Post-Effective Amendment No. 42 to the
                      Registration Statement on Form N-1A

                                 EXHIBIT INDEX

 Form N-1A
 Item No.    Description
 ---------   -----------
 Item 23 (b) Amended and Restated By-laws of the Registrant.

 Item 23(j)  Consent of Independent Registered Public Accounting Firm.